EXHIBIT 99.1

UNAUDITED RECONCILIATION OF FINANCIAL DATA

The following tables present the historical unaudited financial information for the Apollo Operating Group as of and for the three and six months ended June 30, 2018. The Apollo Operating Group does not report audited or unaudited financial information on a stand-alone basis. Accordingly, the financial data presented herein for the Apollo Operating Group has been reconciled to Apollo Global Management, LLC’s financial statements for the relevant periods.

	As of June 30, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other (1)	Total Apollo Global Management, LLC Consolidated
Statement of Financial Data	(dollars in thousands)
Assets:
Cash and cash equivalents	$1,091,861	$5	$1,259	$1,093,125
Restricted cash	3,859	—	—	3,859
U.S. Treasury securities, at fair value	—	—	—	—
Investments (includes performance allocations of $1,401,205 as of June 30, 2018)	3,312,457	694	(82,563)	3,230,588
Assets of consolidated variable interest entities:
Cash and cash equivalents	—	58,983	—	58,983
Investments, at fair value	—	1,183,085	(314)	1,182,771
Other assets	—	57,246	—	57,246
Incentive fee receivable	17,496	—	—	17,496
Due from related parties	540,900	—	(225,656)	315,244
Deferred tax assets, net	9,118	—	354,943	364,061
Other assets	209,864	—	(382)	209,482
Goodwill	88,852	—	—	88,852
Intangible assets, net	17,306	—	—	17,306
Total Assets	$5,291,713	$1,300,013	$47,287	$6,639,013

Liabilities and Shareholders’ Equity
Liabilities:
Accounts payable and accrued expenses	$74,393	$—	$73	$74,466
Accrued compensation and benefits	110,311	—	—	110,311
Deferred revenue	109,182	—	—	109,182
Due to related parties	89,373	—	322,719	412,092
Profit sharing payable	659,907	—	—	659,907
Debt	1,357,640	—	—	1,357,640
Liabilities of consolidated variable interest entities:
Debt, at fair value	—	925,807	(45,592)	880,215
Other liabilities	—	74,012	(300)	73,712
Due to related parties	—	1,401	(1,401)	—
Other liabilities	139,507	—	4	139,511
Total Liabilities	2,540,313	1,001,220	275,503	3,817,036

Shareholders’ Equity:
Apollo Global Management, LLC shareholders' equity:
Series A Preferred shares, 11,000,000 shares issued and outstanding as of June 30, 2018	264,398	—	—	264,398
Series B Preferred shares, 12,000,000 shares issued and outstanding as of June 30, 2018	289,815	—	—	289,815
Additional paid in capital	—	—	1,429,307	1,429,307
Accumulated deficit	1,190,042	8,418	(1,628,795)	(430,335)
Accumulated other comprehensive income (loss)	(3,108)	(1,829)	1,807	(3,130)
Total Apollo Global Management, LLC shareholders’ equity	1,741,147	6,589	(197,681)	1,550,055
Non-Controlling Interests in consolidated entities	7,493	292,204	(30,535)	269,162
Non-Controlling Interests in Apollo Operating Group	1,002,760	—	—	1,002,760
Total Shareholders’ Equity	2,751,400	298,793	(228,216)	2,821,977
Total Liabilities and Shareholders’ Equity	$5,291,713	$1,300,013	$47,287	$6,639,013

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Six Months Ended June 30, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$630,371	$—	$(2,019)	$628,352
Advisory and transaction fees, net	28,991	—	—	28,991
Investment income:
Performance allocations	4,971	—	(51)	4,920
Principal investment income	10,717	—	(1,536)	9,181
Total investment income	15,688	—	(1,587)	14,101
Incentive fees	18,775	—	—	18,775
Total Revenues	693,825	—	(3,606)	690,219

Expenses:
Compensation and benefits:
Salary, bonus and benefits	230,901	—	—	230,901
Equity-based compensation	73,309	—	—	73,309
Profit sharing expense	58,268	—	—	58,268
Total Compensation and Benefits	362,478	—	—	362,478
Interest expense	28,959	—	—	28,959
General, administrative and other	123,918	—	276	124,194
Placement fees	638	—	—	638
Total Expenses	515,993	—	276	516,269

Other Income (Loss):
Net gains (losses) from investment activities	(134,702)	64	—	(134,638)
Net gains from investment activities of consolidated variable interest entities	—	13,049	2,696	15,745
Interest income	8,722	10	(626)	8,106
Other income (loss), net	(1,197)	—	—	(1,197)
Total Other Income (Loss)	(127,177)	13,123	2,070	(111,984)
Income before income tax provision	50,655	13,123	(1,812)	61,966
Income tax provision	(4,187)	—	(23,317)	(27,504)
Net Income (Loss)	46,468	13,123	(25,129)	34,462
Net income attributable to Non-Controlling Interests	(17,528)	(11,586)	—	(29,114)
Net Income (Loss) Attributable to Apollo Global Management, LLC	28,940	1,537	(25,129)	5,348
Net income attributable to Series A Preferred Shareholders	(8,766)	—	—	(8,766)
Net income attributable to Series B Preferred Shareholders	(4,569)	—	—	(4,569)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$15,605	$1,537	$(25,129)	$(7,987)

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.

	For the Three Months Ended June 30, 2018
	Total Apollo Operating Group Consolidated	Consolidated Funds & VIEs	Other(1)	Total Apollo Global Management, LLC Consolidated
Statement of Operating Data	(dollars in thousands)
Revenues:
Management fees	$342,625	$—	$(999)	$341,626
Advisory and transaction fees, net	15,440	—	—	15,440
Investment income:
Performance allocations	129,085	—	—	129,085
Principal investment income	23,143	—	(968)	22,175
Total investment income	152,228	—	(968)	151,260
Incentive fees	14,990	—	—	14,990
Total Revenues	525,283	—	(1,967)	523,316

Expenses:
Compensation and benefits:
Salary, bonus and benefits	115,075	—	—	115,075
Equity-based compensation	37,784	—	—	37,784
Profit sharing expense	70,545	—	—	70,545
Total Compensation and Benefits	223,404	—	—	223,404
Interest expense	15,162	—	—	15,162
General, administrative and other	62,326	—	191	62,517
Placement fees	311	—	—	311
Total Expenses	301,203	—	191	301,394

Other Income (Loss):
Net gains (losses) from investment activities	(67,565)	60	—	(67,505)
Net gains from investment activities of consolidated variable interest entities	—	7,908	1,305	9,213
Interest income	4,852	—	(305)	4,547
Other income (loss), net	(5,443)	—	—	(5,443)
Total Other Income (Loss)	(68,156)	7,968	1,000	(59,188)
Income before income tax provision	155,924	7,968	(1,158)	162,734
Income tax provision	(2,631)	—	(16,293)	(18,924)
Net Income (Loss)	153,293	7,968	(17,451)	143,810
Net income attributable to Non-Controlling Interests	(73,199)	(7,001)	—	(80,200)
Net Income (Loss) Attributable to Apollo Global Management, LLC	80,094	967	(17,451)	63,610
Net income attributable to Series A Preferred Shareholders	(4,383)	—	—	(4,383)
Net income attributable to Series B Preferred Shareholders	(4,569)	—	—	(4,569)
Net Income (Loss) Attributable to Apollo Global Management, LLC Class A Shareholders	$71,142	$967	$(17,451)	$54,658

(1)	Includes eliminations for VIE and Fund consolidation and entities not included in the Apollo Operating Group.